                                                                    EXHIBIT 99.3


                           PROFESSIONALS GROUP, INC.
                           AND MEEMIC HOLDINGS, INC.
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                 June 30, 1999
                                 (In thousands)

                                                        Professionals                           Professionals         MEEMIC
                                                            Group             Proforma             Group             Holdings
                                                          Historical         Adjustments          Proforma          Historical
                                                          ----------         -----------          --------          ----------
                        Assets
                        ------
Investments:
  Fixed maturities available for sale, at fair value    $    618,152         $   (21,500)(a)    $    596,652        $  121,927
  Equity securities available for sale, at fair value          4,496              23,022 (a)          55,151               -
                                                                                  27,633 (b)
  Short-term investments, at cost                             51,642             (27,633)(b)          24,009             1,909
  Real estate, at cost, net of accumulated
    depreciation                                                 410                                     410               -
                                                        ------------         -----------        ------------        ----------
    Total investments                                        674,700               1,522             676,222           123,836
Cash, unrestricted                                               744                                     744             5,698

Cash, restricted                                               2,070                                   2,070               -
Premiums due from policyholders                               29,789                                  29,789             4,867
Reinsurance balances                                         134,725                                 134,725            61,467
Accrued investment income                                     10,922              (1,522)(a)           9,400             1,644
Deferred federal income taxes                                 29,871                                  29,871             4,229
Property and equipment, at cost, net of
  accumulated depreciation                                     9,754                                   9,754             2,448
Deferred policy acquisition costs                              1,004                                   1,004               336
Intangible assets                                                -                                       -              37,806
Other assets                                                  17,228                                  17,228             1,190
                                                        ------------         -----------        ------------        ----------
    Total assets                                        $    910,807         $       -          $    910,807        $  243,521
                                                        ============         ===========        ============        ==========
         Liabilities and Shareholders' Equity
Liabilities:
  Loss and loss adjustment expense reserves             $    563,684         $       -          $    563,684        $   94,634
  Reserve for extended reporting period claims                27,174                                  27,174               -
  Unearned premiums                                           58,713                                  58,713            33,173
  Long-term debt                                              17,500                                  17,500               -
  Surplus contributions                                       10,094                                  10,094            21,500
  Payable related to acquisition                                 -                                       -              16,217
  Minority interest                                              -                                       -                 -
  Negative goodwill                                              -                                       -                 -
  Accrued expenses and other liabilities                      17,860                                  17,860            24,525
                                                        ------------         -----------        ------------        ----------
    Total liabilities                                        695,025                 -               695,025           190,049
                                                        ------------         -----------        ------------        ----------
Shareholders' Equity:
  Preferred stock, no par value                                  -                                       -                 -
  Common stock, no par value                                   8,351                                   8,351               -

  Additional paid-in capital                                  33,062                                  33,062               -
  Retained earnings                                          176,865                                 176,865            53,552
  Accumulated other comprehensive income                      (2,496)                                 (2,496)              (80)
                                                        ------------         -----------        ------------        ----------
    Total shareholders' equity                               215,782                 -               215,782            53,472
                                                        ------------         -----------        ------------        ----------
    Total liabilities and shareholders' equity          $    910,807         $       -          $    910,807        $  243,521
                                                        ============         ===========        ============        ==========

                                                                               MEEMIC              Combined
                                                          Proforma            Holdings             Proforma            Proforma
                                                         Adjustments          Proforma            Adjustments          Combined
                                                         -----------          --------            -----------          --------
                        Assets
                        ------
Investments:
  Fixed maturities available for sale, at fair value     $       -           $  121,927         $       -           $   718,579
  Equity securities available for sale, at fair value                               -               (50,655)(d)           4,496

  Short-term investments, at cost                                                 1,909                                  25,918
  Real estate, at cost, net of accumulated
    depreciation                                                                    -                                       410
                                                         -----------         ----------         -----------         -----------
    Total investments                                            -              123,836             (50,655)            749,403
Cash, unrestricted                                            41,773 (b)         32,471                                  33,215
                                                             (15,000)(c)
Cash, restricted                                                                    -                                     2,070
Premiums due from policyholders                                                   4,867                                  34,656
Reinsurance balances                                                             61,467                                 196,192
Accrued investment income                                                         1,644                                  11,044
Deferred federal income taxes                                   (414)(c)          3,815                 947 (d)          34,633
Property and equipment, at cost, net of
  accumulated depreciation                                                        2,448              (2,448)(d)           9,754
Deferred policy acquisition costs                                                   336                (336)(d)           1,004
Intangible assets                                                                37,806             (37,806)(d)             -
Other assets                                                                      1,190                                  18,418
                                                         -----------         ----------         -----------         -----------
    Total assets                                         $    26,359         $  269,880         $   (90,298)        $ 1,090,389
                                                         ===========         ==========         ===========         ===========
         Liabilities and Shareholders' Equity
Liabilities:
  Loss and loss adjustment expense reserves              $       -           $   94,634         $       -           $   658,318
  Reserve for extended reporting period claims                                      -                                    27,174
  Unearned premiums                                                              33,173                                  91,886
  Long-term debt                                                                    -                                    17,500
  Surplus contributions                                      (21,500)(a)            -                                    10,094
  Payable related to acquisition                             (16,217)(c)            -                                       -
  Minority interest                                                                 -                18,816 (d)          18,816
  Negative goodwill                                                                 -                 9,956 (d)           9,956
  Accrued expenses and other liabilities                      (1,522)(a)         23,003                                  40,863
                                                         -----------         ----------         -----------         -----------
    Total liabilities                                        (39,239)           150,810              28,772             874,607
                                                         -----------         ----------         -----------         -----------
Shareholders' Equity:
  Preferred stock, no par value                                                     -                                       -
  Common stock, no par value                                  23,022 (a)         64,795             (64,795)(d)           8,351
                                                              41,773 (b)
  Additional paid-in capital                                                        -                                    33,062
  Retained earnings                                              803 (c)         54,355             (54,355)(d)         176,865
  Accumulated other comprehensive income                                            (80)                 80 (d)          (2,496)
                                                         -----------         ----------         -----------         -----------
    Total shareholders' equity                                65,598            119,070            (119,070)            215,782
                                                         -----------         ----------         -----------         -----------
    Total liabilities and shareholders' equity           $    26,359         $  269,880         $   (90,298)        $ 1,090,389
                                                         ===========         ==========         ===========         ===========

                            PROFESSIONALS GROUP, INC.
                            AND MEEMIC HOLDINGS, INC.
           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                      For the Year Ended December 31, 1998
                 (In thousands, except share and per share data)


                                                         Professionals       MEEMIC
                                                             Group          Holdings         Proforma            Proforma
                                                          Historical       Historical       Adjustments          Combined
                                                          ----------       ----------       -----------          --------
Revenues and other income:
  Net premiums written                                  $    143,922     $     66,190      $        -         $   210,112
  Decrease (increase) in unearned premiums,
    net of prepaid reinsurance premiums                        9,527           (2,150)                              7,377
                                                        ------------     ------------      ------------       -----------
    Premiums earned, net                                     153,449           64,040               -             217,489
  Net investment income                                       38,443            6,958            (1,827)(a)        43,574
  Net realized investment gains                                4,810               31                               4,841
  Reinsurance experience refunds                               3,071               -                                3,071
  Other                                                        3,896            2,111            (2,073)(a)         3,934
                                                        ------------     ------------      ------------       -----------
    Total revenues and other income                          203,669           73,140            (3,900)          272,909
                                                        ------------     ------------      ------------       -----------
Expenses:
  Losses and loss adjustment expenses, net                   171,040           43,452                             214,492
  Increase in reserve for extended reporting
    period claims                                              1,046              -                                 1,046
  Policy acquisition and other underwriting
    expenses                                                  38,234           12,659            (2,073)(a)        46,916
                                                                                                 (1,604)(c)
                                                                                                   (300)(d)
  Interest expense                                             1,313            1,827            (1,827)(a)         1,313
  Other                                                        1,399            2,971            (2,941)(b)         1,429
                                                        ------------     ------------      ------------       -----------
    Total expenses                                           213,032           60,909            (8,745)          265,196
                                                        ------------     ------------      ------------       -----------
    Income (loss) from operations before federal
      income taxes (benefit) and minority interest            (9,363)          12,231             4,845             7,713
Federal income taxes (benefit)                                (6,132)           3,561             1,647 (e)          (924)
Minority interest                                                -                -              (2,713)(f)        (2,713)
                                                        ------------     ------------      ------------       -----------
    Income (loss) before extraordinary items            $     (3,231)    $      8,670      $        485       $     5,924
                                                        ============     ============      ============       ===========
Income (loss) before extraordinary items per share:
  Basic                                                 $      (0.39)    $        -        $        -         $      0.71
                                                        ============     ============      ============       ===========
  Assuming dilution                                     $      (0.39)    $        -        $        -         $      0.70
                                                        ============     ============      ============       ===========
Weighted average shares outstanding:

  Basic                                                    8,368,753              -                 -           8,368,753
                                                        ============     ============      ============       ===========

  Assuming dilution                                        8,368,753              -              72,172 (g)     8,440,925
                                                        ============     ============      ============       ===========

                            PROFESSIONALS GROUP, INC.
                            AND MEEMIC HOLDINGS, INC.
           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                     For the Six Months Ended June 30, 1999
                 (In thousands, except share and per share data)

                                                   Professionals          MEEMIC
                                                       Group             Holdings           Proforma             Proforma
                                                    Historical          Historical         Adjustments           Combined
                                                    ----------          ----------         -----------           --------
Revenues and other income:
  Net premiums written                            $      86,839         $    35,357        $       -           $   122,196
  Increase in unearned premiums,
    net of prepaid reinsurance premiums                  (8,312)             (1,587)                                (9,899)
                                                  -------------         -----------        -----------         -----------
    Premiums earned, net                                 78,527              33,770                -               112,297
  Net investment income                                  18,604               3,519               (906)(a)          21,217
  Net realized investment gains                           2,670                  (3)                                 2,667
  Other                                                   2,238                 774             (1,066)(a)           1,946
                                                  -------------         -----------        -----------         -----------
    Total revenues and other income                     102,039              38,060             (1,972)            138,127
                                                  -------------         -----------        -----------         -----------

Expenses:
  Losses and loss adjustment expenses, net               64,323              24,062                                 88,385
  Increase in reserve for extended reporting
    period claims                                           500                 -                                      500
  Policy acquisition and other underwriting
    expenses                                             20,313               7,037             (1,066)(a)          26,134
                                                                                                  (150)(d)
  Interest expense                                          554                 906               (906)(a)             554
  Other                                                   1,075               1,469             (1,462)(b)           1,082
                                                  -------------         -----------        -----------         -----------
    Total expenses                                       86,765              33,474             (3,584)            116,655
                                                  -------------         -----------        -----------         -----------

    Income from operations before federal
      income taxes and minority interest                 15,274               4,586              1,612              21,472
Federal income taxes                                      3,515               1,537                548 (e)           5,600
Minority interest                                           -                   -                 (933)(f)            (933)
                                                  -------------         -----------        -----------         -----------

    Income before extraordinary items             $      11,759         $     3,049        $       131         $    14,939
                                                  =============         ===========        ===========         ===========

Income before extraordinary items per share:
  Basic                                           $        1.40         $       -          $       -           $      1.78
                                                  =============         ===========        ===========         ===========

  Assuming dilution                               $        1.38         $       -          $       -           $      1.76
                                                  =============         ===========        ===========         ===========
Weighted average shares outstanding:
  Basic                                               8,377,878                 -                  -             8,377,878
                                                  =============         ===========        ===========         ===========

  Assuming dilution                                   8,500,553                 -                  -             8,500,553
                                                  =============         ===========        ===========         ===========

                           Professionals Group, Inc.
                             MEEMIC Holdings, Inc.
      Notes to Unaudited Condensed Combined Proforma Financial Statements


1.    Balance Sheet

      The accompanying unaudited condensed combined proforma balance sheet as of June 30, 1999 has been prepared as if the following transactions had been consummated as of June 30, 1999. Accordingly, we have presented the proforma adjustments for Professionals Group, Inc. and MEEMIC Holdings, Inc. as well as the combined proforma adjustments:

      (a) Conversion of $21.5 million surplus note owned by Professionals Group plus accrued interest of $1.5 million from January 1, 1998 to November 11, 1998 into 2,302,209 shares of MEEMIC Holdings common stock at $10 per share (in thousands):

            Surplus note                $21,500
            Accrued interest              1,522
                                        -------
                                        $23,022
                                        =======

      (b) Sale of 4,297,291 shares of MEEMIC Holdings common stock at $10 per share (in thousands):

            Proceeds from Professionals Group           $27,633
            Proceeds from MEEMIC policyholders           15,340
            Less, estimated offering expenses              (700)
            Less, donation to MEEMIC Foundation            (500)
                                                        -------
                                                        $41,773
                                                        =======

      (c) Use of a portion of net proceeds received to retire the payable related to acquisition to former agency shareholders. The former agency shareholders may elect to exercise an accelerated payment option on the payable related to acquisition. The accelerated payment option will result in an additional $2.0 million bonus payable, before applying a 7% discount to the entire unpaid purchase price at time of option. The discount for early extinguishment of debt will result in extraordinary income to MEEMIC Holdings of $1,217,000 before federal income taxes of $414,000, or $803,000 of extraordinary income after federal income taxes (in thousands):

            Balance of payable related to acquisition              $16,217
            Discount, net of bonus, related to option exercised      1,217
                                                                   -------
            Proceeds utilized for accelerated retirement           $15,000
                                                                   =======

                           Professionals Group, Inc.
                             MEEMIC Holdings, Inc.
 Notes to Unaudited Condensed Combined Proforma Financial Statements, continued


1.       Balance Sheet, continued

         (d) Purchase accounting adjustments necessary to properly reflect consolidation, including elimination of MEEMIC's goodwill and writeoff of certain non-financial assets prior to recognition of negative goodwill resulting from the purchase.

2.       Statements of Income

         The accompanying unaudited condensed combined proforma statements of income for the year ended December 31, 1998 and six months ended June 30, 1999 present results as if the transaction described in Note 1 of the Notes to Unaudited Condensed Combined Proforma Financial Statements had been consummated on January 1, 1998.

         (a)    Eliminate inter-company transactions:

                                 Year ended December            Six months ended
                                        31, 1998                   June 30, 1999
                      ----------------------------------------------------------
                                                   (in thousands)
                 Management fees        $2,073                        $1,066
                 Interest on surplus
                 note                    1,827                           906

         (b)     Eliminate MEEMIC goodwill amortization.

         (c) Reduce amortization of MEEMIC's deferred policy acquisition costs for the year ended December 31, 1998 (purchase adjustment made at purchase date).

         (d) Reduce depreciation of MEEMIC's property and equipment (purchase adjustment made at purchase date).

         (e) Increase income taxes to reflect the impact of items (a) through (d) above at the statutory rate of 34%.

                           Professionals Group, Inc.
                             MEEMIC Holdings, Inc.
 Notes to Unaudited Condensed Combined Proforma Financial Statements, continued


2.    Statements of Income, continued

      (f)    Reflect minority interest:

                                      Year ended December       Six months ended
                                            31, 1998              June 30, 1999
                                 -----------------------------------------------
                                                     (In thousands)
             MEEMIC net income               $8,670                  $3,049
             Plus: pretax impact of
             purchase adjustments in (a) -
             (c) above                        4,545                   1,462
             Less: income taxes              (1,545)                   (497)
                                             ------                  ------
                Subtotal                     11,670                   4,014
             Minority interest
             percent                          23.25%                  23.25%
                                             ------                  ------
             Minority interest               $2,713                  $  933
                                             ======                  ======


         (g) Increase weighted average shares outstanding to reflect proper dilution for the year ended December 31, 1998.